EXHIBIT 10.2
CONFIDENTIAL TREATMENT
REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934. The omitted materials have been filed separately with the Securities and Exchange Commission.

CONFIDENTIAL

AMENDMENT No. 8 TO LETTER AGREEMENT DCT-015/2004

This Amendment No. 8 to Letter Agreement DCT-015/2004, dated as of July 21, 2006 (“Amendment No. 8”) relates to the Letter Agreement DCT-015/2004 (the “Letter Agreement”) between Embraer - Empresa Brasileira de Aeronáutica S.A. (“Embraer”) and Republic Airline Inc. (“Buyer”) dated March 19, 2004 and which concerns the Purchase Agreement DCT-014/2004 (the “Purchase Agreement”), as amended from time to time (collectively referred to herein as “Agreement”). This Amendment No. 8 is between Embraer and Buyer, collectively referred to herein as the “Parties”.

This Amendment No. 8 sets forth additional agreements between Embraer and Buyer related to the additional sale of 30 Firm EMBRAER 175 Aircraft and related changes to this deal (the “Additional Order”).

Except as otherwise provided for herein all terms of the Letter Agreement shall remain in full force and effect. All capitalized terms used in this Amendment No. 8 that are not defined herein shall have the meaning given in the Letter Agreement. In the event of any conflict between this Amendment No. 8 and the Letter Agreement the terms, conditions and provisions of this Amendment No. 8 shall control.

NOW, THEREFORE, for good and valuable consideration which is hereby acknowledged Embraer and Buyer hereby agree as follows:

1.	Spare Parts Credit:

1.1	Article 1(ii) of the Letter Agreement shall be deleted and replaced by the following:

“(ii) Spare Parts Credit: Embraer will provide a spare parts (except for engines, engine related parts and APU), ground support equipment and test equipment credit of ***. This*** credit shall be made available to Buyer upon ***. If for any reason ***, then *** Buyer shall ***. *** only be made available to Buyer in the event there is no outstanding balance due from Buyer to Embraer related to the purchase of such Aircraft. If *** credit is not so made available to Buyer because *** such credit shall be made available at such time thereafter ***. Any portion of such credit which remains unused *** shall be deemed to have been waived by Buyer, and no further compensation shall be due from Embraer to Buyer for such *** credit(s). Such *** credit(s) shall be applied ***.”

1.2	Article 1 of the Letter Agreement shall be amended to insert the following subsection (viii) after subsection (vii):
“(viii) ***

2.	Aircraft Purchase Price

2.1	Article 2.4 of the Letter Agreement *** for ***.

3.	Special *** Condition: Article 8 of the Letter Agreement shall be deleted and replaced by the following:

“8. Special *** Condition:

    8.1. Notwithstanding any provisions to the contrary contained in this Purchase Agreement including but not limited to Article *** of the Purchase Agreement, the ***, Buyer shall *** shall be ***

    8.2 If at any time Embraer shall ***, Embraer shall ***

4.	***

5.	Schedule 5: Schedule 5 to the Letter Agreement is hereby deleted and replaced by the attached 2nd Amended and Restated Schedule 5 to this Amendment No.8.

6.	***

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7.	Conversion

7.1	Buyer shall have the right to *** as provided in Article 4 of the Letter Agreement (Conversion).

7.2	The first 2 paragraphs of Article 4.a shall be deleted and replaced by the following:

“Buyer shall have the flexibility to request the conversion of any Aircraft into the EMBRAER 170, EMBRAER 175 (configured as either an Airways 175 Aircraft or Delta 175 Aircraft), the EMBRAER 190, or the EMBRAER 195 jet aircraft (collectively, the “Conversion Aircraft”), provided ***.

To exercise the conversion of an Aircraft, Buyer shall send a written notice to Embraer to such effect at least *** prior to the scheduled delivery date of the Aircraft that Buyer intends to convert, if the Conversion Aircraft is ***, or *** prior to the scheduled delivery date of the Aircraft that Buyer intends to convert, if the Conversion Aircraft is ***, in which case such scheduled delivery date shall be the scheduled delivery date of the Conversion Aircraft.”

7.3	7.3 The last paragraph of Article 4.a shall be deleted and replaced with the following:

“Except as provided in this ***, all terms and conditions applicable to an Aircraft that has been converted pursuant this Article 4 shall apply mutatis mutandis to the Conversion Aircraft.”

7.4	Article 4.b shall be deleted and replaced with the following:

“b) EMBRAER 175 Conversion Aircraft Offer Price: The Basic Price for each Conversion Aircraft that is configured as an Airways 175 Aircraft or Delta 175 Aircraft (the “175 Conversion Aircraft”) ***.”

7.5	Article 4 of the Letter Agreement - Conversion, a new Article 4.e shall be added as follows:

“e) EMBRAER 170 Conversion Aircraft Offer Price:

The Basic Price for each Conversion Aircraft that is an EMBRAER 170 Aircraft (the “170 Conversion Aircraft”) ***.

7.6	The penultimate paragraph of Article 4 shall be deleted and replaced with the following:

“Each 170 Conversion Aircraft shall be configured as per Attachment A to the Purchase Agreement, each 175 Conversion Aircraft shall be configured as an Airways 175 Aircraft or a Delta 175 Aircraft (as specified in the applicable conversion notice) and each 190 Conversion Aircraft or 195 Conversion Aircraft shall be configured as per Exhibit 3, and shall be available to Buyer at each relevant Conversion Aircraft Basic Price and in ***.”

8.	***

9.	***

9.1	The *** for *** shall be ***. For the avoidance of doubt, *** under the Agreement.

10.	***

10.1	Embraer shall ***.

10.2	*** shall ***.

10.3	The *** shall *** and the *** shall be ***.

11.	Miscellaneous

All other provisions of the Letter Agreement which have not been specifically amended or modified by this Amendment No. 8 shall remain valid in full force and effect without any change.

(Signature page follows)
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IN WITNESS WHEREOF, EMBRAER and BUYER, by their duly authorized officers, have entered into and executed this Amendment No. 8 to Letter Agreement to be effective as of the date first written above.

EMBRAER - Empresa Brasileira de Aeronáutica S.A.	Republic Airline Inc.
/s/ Frederico Fleury Curado	/s/ Bryan Bedford

Name: Frederico Fleury Curado Title: Executive Vice President More Title: Airline Market	Name: Bryan Bedford Title: President

/s/ Jose Luis D. Molina

Name: Jose Luis D. Molina Title: Director of Contracts More Title: Airline Market
Date: July 21, 2006	Date: July 21, 2006
Place: Sao Jose Dos Campos, SP, Brazil	Place: Indianapolis

Witness: /s/ Carlos Martins Dutra	Witness: /s/ Lars-Erik Arnell

Name: Carlos Martins Dutra	Name: Lars-Erik Arnell

SCHEDULE "5" - MUTUAL SUPPORT-SECOND AMENDED AND RESTATED

This schedule sets forth additional agreements of the Parties with respect to the matters set forth in the Purchase Agreement DCT-014/2004) dated as of March 19, 2004, as amended (including the Letter Agreement DCT-015/2004, as amended) between Embraer and Buyer (the "Agreement"). All terms defined in the Agreement shall have the same meaning when used herein, and in case of any conflict between this *** and the Agreement, this *** shall govern.

Embraer will use *** to obtain *** for ***:

Aircraft:	*** Aircraft scheduled for delivery under the Agreement ***.

***:
Republic Airline Inc., a wholly-owned subsidiary of Republic Airways Holdings Inc. (“Parent”), with a parent guarantee consistent with those generally offered in the US for airlines of same size and financial condition as Buyer, as Debt Providers may require with it being understood that there shall be ***. Except in connection with ***, Buyer shall not be entitled to assign any support provided or to be provided pursuant to ***.

Net Aircraft Purchase Price:
The escalated Aircraft Purchase Price as defined in the Agreement, to be shown on the relevant invoice, and excluding BFE items, *** as well as any and all taxes, VAT, imposts, levies, and duties accrued either in Brazil or USA ***.

***:	*

* Provider:	*

Terms:
Buyer agrees to cooperate reasonably and in good faith with Embraer and/or any prospective *** Provider in documenting and closing the financing transactions on an expedited basis. Buyer shall also provide financial and other information requested by such persons, subject to the execution of confidentiality agreements as appropriate.

*** shall be ***.

*

*

If *** provides ***shall agree to ***.

Financed Amount:	***, with Buyer to pay *** at delivery.

Security:	***, the relevant *** Provider shall receive a perfected security interest qualifying for the protections of Section 1110 of the Bankruptcy Code. The security interest shall be ***.

Debt Term:	*** years, payable in ***. *** for *** shall be ***, then it may ***, ***. A *** shall be ***. At *** request, *** may ***.

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*** Rate:	The *** shall be ***. *** The *** *** shall be equal to ***, provided that ***, the *** shall be *** but ***.

*** Fees	If required by ***, Buyer shall ***. Buyer shall also ***. Embraer may, *** require Buyer to ***. If Buyer ***, Embraer shall ***.

Financing Cooperation:
Unless Buyer and Embraer agree *** shall select a *** which Buyer ***.

The *** for the *** shall include (1) an *** on terms consistent with ***, *** or as ***, (2) an agreement that *** may continue to *** and that ***; (3) a requirement that ***; and (4) other terms reasonably agreed by ***. Embraer shall ***.

During the term of *** will not ***. In addition, *** will not ***.

Buyer furthermore agrees that it shall ***.

*:	*** pursuant to *** are ***:

(1) Absence of any material adverse change in the business, operations or financial condition of Parent or Buyer as reflected in Parent’s year-end audited financial statements for the year ended December 31, 2005.

(2) Absence of litigation by or against Buyer or any Parent subsidiary, which is reasonably expected to have a material adverse effect upon the operations of Buyer.

(3) No *** that *** or ***.

(4) No changes or amendments to Section 1110 of the United States Bankruptcy Code as currently legislated and interpreted (“Section 1110”) in a manner that would materially adversely affect the financing parties in a United States aircraft financing, and that has had a materially adverse effect on the aircraft financing market.

(5) Buyer shall be an air carrier eligible for the protections of Section 1110.

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(6) There shall not be a monetary or material default by Buyer or any affiliate with respect to the pertinent financing parties and Embraer or any affiliate at the time of financing, and no material default under the EMB-145 Purchase Agreement.

(7) All reasonable legal fees, disbursements and out-of-pocket expenses of Embraer (excluding amounts associated with basic delivery documents such as bills of sale and partial assignments of rights under the relevant purchase agreement) and any party associated with the financing hereunder of such Aircraft relating to such financing (excluding amounts that Embraer is obligated to pay under ***) (“Expenses”), shall be paid by Buyer at closing or upon demand thereafter.

After each financing and refinancing of *** for any Aircraft hereunder, Embraer and Buyer shall determine ***. If the *** Embraer shall at Buyer’s request *** Buyer shall ***.

***

(8) Additional customary conditions precedent in aircraft financings as may be required by the lender, including but not limited to issuance of required legal opinions.

(9) Parent shall continue to ***.

*	*

The above-mentioned *** is the only *** that Embraer will provide Buyer under the terms and conditions contained in this Agreement and the Purchase Agreement. Any additional *** may be requested by Buyer shall be subject to Embraer analysis, and the conditions under which Embraer may provide such additional *** (including but not limited to additional costs to Buyer), will be communicated to Buyer by Embraer.

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